UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2021

Altimar Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39994	98-1571400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street

33rd Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 287-6767

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	ATMR.U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	ATMR	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ATMR.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 23, 2021, in connection with Altimar Acquisition Corp. II’s (“Altimar II” or the “Company”) pending business combination (the “Business Combination”) with Fathom Holdco, LLC (“Fathom OpCo”), Fathom OpCo and Altimar II will hold meetings with research analysts to review the proposed transaction. A copy of the presentation (the “Presentation”) that Altimar II and Fathom OpCo prepared for use in connection with these meetings is attached as Exhibit 99.1 hereto. Among other things, the Presentation contains updates to certain financial projections with respect to Fathom OpCo’s business prepared by management of Fathom OpCo and previously included in (i) the investor presentation filed as Exhibit 99.2 to Altimar II’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2021 and (ii) Altimar II’s registration statement on Form S-4 (the “Registration Statement”) filed with the SEC on September 20, 2021.

Additional Information about the Business Combination and Where to Find It:

The Company has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement and a prospectus of the Company, and each party will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus will also be filed with the SEC and sent to the shareholders of the Company, seeking required shareholder approvals. Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire Registration Statement and definitive proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company at atmr.altimaracquisition.com. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company, 40 West 57th Street, 33rd Floor, New York, New York 10019, or by calling 212-287-6767.

Forward Looking Statements

Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions, including some statements concerning Fathom’s future results, operations, outlooks, cash flows, liquidity, leverage and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about Fathom OpCo’s business and the industry in which Fathom OpCo operates and the beliefs and assumptions of Fathom OpCo’s management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook” and similar expressions of future intent or the negative of such terms. Actual results could differ materially from those contemplated by such forward-looking statements. All subsequent written or oral forward-looking statements attributable to Altimar II, Fathom OpCo or persons acting on their behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company and Fathom OpCo, including those set forth in the “Risk Factors” section of the Registration Statement, the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC on February 5, 2021 and Item 1A. Risk Factors of the Company’s Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on June 1, 2021. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update such forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by applicable law.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement and the Company’s registration statement on Form S-1, which was filed with the SEC on February 5, 2021, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Altimar Acquisition Corp. II, 40 West 57th Street, 33rd Floor, New York, New York 10019, or by calling (212) 287-6767.

Fathom OpCo and its respective managers and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is set forth in the Registration Statement.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Analyst Presentation, dated September 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMAR ACQUISITION CORP. II

Date: September 23, 2021	By:	/s/ Wendy Lai
Name: Wendy Lai
Title: Chief Financial Officer